UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2010

(Exact name of registrant as specified in its charter)

Nevada	000-52051	87-0579824
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

The Mint Leasing, Inc.
323 N. Loop West
Houston, Texas 77008
 (Address of principal executive offices)

(713) 665-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this report and the attachments hereto, other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undo reliance on the forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 21, 2010, and April 22, 2010, The Mint Leasing, Inc. (the “Company,” “we,” and “us”) plans to present certain information to third parties in connection with a PowerPoint Presentation (the “Presentation”), which information includes certain projected results of operations and projected financial conditions of the Company for the years ended December 31, 2010, 2011 and 2012. A copy of the Presentation is being furnished as Exhibit 99.1 to this Form 8-K.  We disclaim any obligation to update the Presentation or any of the projections therein, as a result of new information, future events, or otherwise, except as expressly required by law.

The limited financial information and projections provided in the Presentation have not been audited or reviewed by the Company’s independent auditing firm; however, such information has been presented in accordance with Generally Accepted Accounting Principles (“GAAP”). Such projections were provided for informational purposes only and such information may (and will likely) be materially different (e.g., revenues, net income, cost of revenues, operating expenses, interest expense, and/or other results of operations may be reflected more favorably in the projections provided in the Presentation) from the Company’s audited financial information for the years ended December 31, 2010, 2011 and 2012, as presented in the Company’s Form 10-K Annual Reports. As such, investors are cautioned not to put undue influence on such information, which likely will not represent the Company’s final audited financial statements and results of operations for the years ended December 31, 2010, 2011 and 2012.

The information contained in this Item 7.01, including the related information set forth in the Presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1*	PowerPoint Presentation

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MINT LEASING, INC.

Date: April 20, 2010	By: /s/ Jerry Parish
Jerry Parish President & CEO